UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2026

Baker Hughes Company
 (Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston,	Texas	77079-1121
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (713) 439-8600
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
3.226% Senior Notes due 2030 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR30	The Nasdaq Stock Market LLC
3.812% Senior Notes due 2034 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR34	The Nasdaq Stock Market LLC
4.193% Senior Notes due 2038 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR38	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC
4.737% Senior Notes due 2046 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR46	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 16, 2026, Baker Hughes Company (the “Company”) filed with the U.S. Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”) to report that it completed the acquisition of Chart Industries, Inc. (“Chart” and such acquisition, the “Acquisition”) on July 16, 2026, pursuant to the terms of the Agreement and Plan of Merger, dated as of July 28, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Tango Merger Sub, Inc., a Delaware corporation and an indirect subsidiary of the Company, and Chart.

This Amendment No. 1 (this “Amendment”) amends the Original 8-K to include (i) the financial statements of Chart required by Item 9.01(a) and (ii) the pro forma financial information of the Company required by Item 9.01(b). The Company previously indicated in the Original 8-K that such financial statements and pro forma information would be provided no later than 71 days from the date on which the Original 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of Chart Industries, Inc. as of and for the fiscal year ended December 31, 2025 are attached as Exhibit 99.1 to this Amendment and incorporated by reference herein.

The unaudited financial statements of Chart Industries, Inc. as of and for the three months ended March 31, 2026 are attached as Exhibit 99.2 to this Amendment and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of March 31, 2026 and the unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2026 and the year ended December 31, 2025, giving effect to the Acquisition and the related financing transactions described therein, are filed as Exhibit 99.3 to this Amendment and are incorporated by reference herein.

(d) Exhibits.

23.1	Consent of Deloitte & Touche LLP, independent auditors of Chart Industries, Inc.
99.1	Audited financial statements of Chart Industries, Inc. as of and for the year-ended December 31, 2025
99.2	Unaudited financial statements of Chart Industries, Inc. as of and for the three months ended March 31, 2026
99.3	Unaudited pro forma combined financial statements of the Company as of and for the three months ended March 31, 2026 and for the year-ended December, 31 2025

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Dated: October 1, 2026	By:	/s/ M. Georgia Magno
M. Georgia Magno Chief Legal Officer